Exhibit 10.38

AMENDMENT NUMBER ONE TO COLLATERAL
ASSIGNMENT OF TRANSACTION DOCUMENTS

THIS AMENDMENT NUMBER ONE TO COLLATERAL ASSIGNMENT OF TRANSACTION DOCUMENTS (this “Amendment”) has been executed and delivered as of January 26, 2000, by and between PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation (“Assignor”), and IMPERIAL BANK, a California banking corporation (“Bank”), with reference to the following facts:

RECITALS

A.            Assignor and Bank have entered into that certain Collateral Assignment of Transaction Documents, dated as of July 3, 1997 (the Assignment”), pursuant to which Assignor assigned to Bank the Transaction Documents.

B.            The Transaction Documents included that certain Assignable Option Agreement, dated as of June 5, 1996, by and among Assignor, Physician Group, and Gregg DeNicola, M.D. (“DeNicola”) relating in part to shares of Physician Group (the “Shares”) owned by DeNicola (the “Old Option Agreement”).

C.            On September 2, 1998, Physician Group, Assignor and DeNicola, entered into that certain Amended and Restated Assignable Option Agreement, pursuant to which Assignor exercised its option to buy all the Shares from DeNicola and designated Jacob Y.  Terner (“Terner”) as the Successor Physician to DeNicola on January 13, 2000.

D.            Assignor, Physician Group and Terner are contemporaneously herewith entering into that certain Assignable Option Agreement (the “New Option Agreement”), to reflect Terner as the owner of the Shares.

E.             Assignor and Bank have agreed to amend the Assignment to include the New Option Agreement as one of the Transaction Documents.

AGREEMENT

In consideration of the premises and the mutual agreements herein set forth, Assignor and Bank hereby agree as follows:

1.             Defined Terms.  All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Assignment.

2.             Amendments.

2.1           Section 2.1(b) of the Assignment is amended to read as follows:

“(b)         Assignable Option Agreement, dated as of January 13, 2000, by and among Assignor, Physician Group and Jacob Y. Terner, M.D.; and”

3.             Transaction Documents.  Concurrent herewith, Assignor is delivering to Bank possession of the original New Option Agreement, together with any and all amendments thereto, as in effect on the date hereof.

4.             Counterparts: Effectiveness.  This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.  All of such counterparts, taken together, shall constitute but one and the same agreement.  This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

5.             Limited Effect.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Assignment, the terms and provisions of this Amendment shall govern.  In all other respects, the Assignment, as amended and supplemented hereby, shall remain in full force and effect.

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EXECUTED as of the date first above written.

“Assignor”

PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation

By:	/s/ [ILLEGIBLE]
Title:	[ILLEGIBLE]

“Bank”

IMPERIAL BANK,
a California banking corporation

By:	/s/ [ILLEGIBLE]
Title:	[ILLEGIBLE]

CONSENT TO ASSIGNMENT

The undersigned acknowledges the terms of the above Amendment and the Assignment, consents to the assignment by Assignor to Bank of the New Option Agreement and agrees to recognize Bank or Bank’s nominee as Assignor’s assignee under the New Option Agreement, notwithstanding anything to the contrary in Section 5 of the New Option Agreement.  The undersigned hereby represents and warrants to Bank that (i) it has no knowledge of any fact or circumstance which would or could have a material adverse effect on the rights granted to Bank in the New Option Agreement, (ii) the New Option Agreement complies with all applicable laws and regulations, (iii) the New Option Agreement is in full force and effect, and all signatures, names, addresses, amounts and other statements and facts contained therein are true and correct, and (iv) there are no defenses, offsets or counterclaims to enforcement of the New Option Agreement.

ACKNOWLEDGED AND CONSENTED TO
THIS 26th DAY OF JANUARY, 2000:

/s/ Jacob Y. Terrier
Jacob Y. Terrier, M.D.